Commitments And Contingencies	12 Months Ended
Sep. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

16. Commitments and Contingencies

At September 30, 2011, the Company had $15 million in letters of credit outstanding as guarantees of contract performance. As a normal course of business in which the Company is engaged, various claims, charges and litigation are asserted or commenced against the Company. With respect to claims and litigation asserted or commenced against the Company, it is the opinion of Management that final judgments, if any, which might be rendered against the Company are adequately reserved, covered by insurance, or are not likely to have a material adverse effect on its financial condition or results of operation.